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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    Form 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)     May 1, 2001



                                  AXCESS Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                    0-11933                 85-0294536
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
    Identification No.)                                   of incorporation)



             3208 Commander Drive, Carrollton, Texas          75006
             (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code   (972) 407-6080



         (Former name or former address, if changed since last report.)

                                  Page 1 of 7
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Item 5.  Other Events.

On May 1, 2001, AXCESS Inc. (the "Company") issued a press release announcing the Company's earnings results for the first quarter of 2001. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

        99.1 Press Release of AXCESS Inc. announcing its earnings results for the first quarter of 2001, dated May 1, 2001.

                                  Page 2 of 7
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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AXCESS INC.
                                        -----------
                                        (Registrant)



May 2, 2001                             /S/ ALLAN GRIEBENOW
-----------                             -------------------------------------
(Date)                                  Allan Griebenow
                                        President and Chief Executive Officer

                                  Page 3 of 7
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                                 Exhibit Index

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
Exhibit
Number                                                  Description
---------------------------------------------------------------------------------------------------------------

99.1         Press Release of AXCESS Inc. announcing its earnings results for the first quarter of 2001, dated
             May 1, 2001.


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